UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 15, 2013

Joe’s Jeans Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-18926	11-2928178
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2340 South Eastern Avenue, Commerce, California	90040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 323-837-3700

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 15, 2013, Joe’s Jeans Inc., a Delaware corporation (the “Company”), Hudson Clothing Holdings, Inc., a Delaware corporation (“Hudson”), Fireman Capital CPF Hudson Co-Invest LP, a Delaware limited partnership (“Fireman”), Peter Kim, Paul Cardenas, Tony Chu, and certain optionholders of Hudson named therein, entered into a stock purchase agreement (the “Stock Purchase Agreement”) pursuant to which the Company will acquire all of the outstanding equity interests in Hudson (the “Acquisition”), a designer and marketer of women’s and men’s premium branded denim apparel. The aggregate purchase price will be approximately $97.6 million, subject to certain adjustments, and will be payable in cash and/or convertible notes issued by the Company.

The Company expects the transaction will close on or about August 31, 2013, subject to the contingencies described herein and subject to the satisfaction of customary closing conditions as set forth in the Stock Purchase Agreement, including the absence of a material adverse effect on the business to be acquired, the absence of legal actions relating to the transaction, the accuracy of the representations and warranties made by both parties, the receipt of certain regulatory and other consents and the execution of ancillary agreements.  Among other things, the transaction is contingent on obtaining the receipt of commitments for and closing under senior secured and junior debt financing facilities in an amount of not less than $80 million to provide for acquisition financing and future working capital needs of the Company.  At the closing, the Company estimates that the outstanding indebtedness will be approximately $85 million including the convertible notes. In connection with such financing, intercreditor arrangements, including agreements concerning the nature of the subordination of the convertible notes, may be required among the prospective holders of the convertible notes and the prospective senior lender.  The Company has non-binding funding term sheets from prospective lenders for the funding, subject to certain customary closing conditions.  Based on discussions with possible senior lenders, the Company believes that it will be able to obtain satisfactory senior financing, but there can be no assurance that adequate financing will be obtained or that the terms of the subordination will be agreed upon.  The Stock Purchase Agreement terminates unless the Acquisition closes by August 31, 2013 unless extended by the parties.

The convertible notes, if issued, will be issued with different interest rates to Hudson’s management stockholders and Fireman (and related persons), respectively. Convertible notes, in an aggregate principal amount of approximately $24.1 million, subject to adjustment for the purchase price, to be issued to Hudson’s management stockholders (the “Management Notes”) will be structurally and contractually subordinated to the Company’s senior debt, have a term of six years, would accrue cash interest paid quarterly on the outstanding principal amount at an annual rate of 10% per annum, and will be convertible by each of the holders beginning two years after the closing of the Acquisition and ending six years after the closing, into shares of the Company’s common stock, $0.10 par value (“Common Stock”) or cash, at the Company’s election. The $10 million, subject to adjustment for the purchase price, in aggregate principal amount of convertible notes to be issued to Fireman (and related persons) (the “Fireman Notes,” and together with the Management Notes, the “Buyer Notes”) will be structurally and contractually subordinated to Company’s senior debt, have a term of six years, would accrue cash interest paid quarterly on the outstanding principal amount at an annual rate of 6.50% per annum, and will be convertible by the holder beginning one year and one day after the closing of the acquisition and ending six years after the closing, into shares of Common Stock or cash, at the Company’s election.

Each of the Buyer Notes would be convertible, in whole but not in part, at a conversion price of $1.78 per share, subject to certain adjustments that are typical for convertible notes of this type, into approximately 19.1 million shares of Common Stock, subject to receipt of the Company’s stockholder approval to comply with NASD rules, which the Company has agreed to seek after the closing of the Acquisition.  The Fireman Notes may be converted at its sole election and the Management Notes may be converted at either a majority of the holders’ election or individually, depending on the holder.  The Company will also seek stockholder approval to increase the number of authorized shares, if necessary. The Company contemplates seeking stockholder approval promptly after the closing of the Acquisition.  Prior to receipt of such stockholder approval, the conversion rights will be limited to approximately 13.5 million shares of Common Stock.  If the Company elects to pay cash with respect to a conversion of the Buyer Notes, the amount of cash to be paid per share shall equal (a) the number of shares of Common Stock issuable upon such conversion multiplied by (b) the average of the closing prices for the Common Stock over the 20 trading day period immediately preceding the notice of conversion.  The Company will have the right to redeem all or any portion of the principal amount of the Buyer Notes at any time by paying such amount plus the present value of interest that would have accrued thereon through the maturity date at the discounted present value of the interest and upon such redemption the holder would retain the conversion right applicable to the note.  Certain stockholders of the Company holding approximately 23% of the voting power of the Company, have each entered into a letter solely between such stockholder and the Company (the “Voting Letters”) to vote in favor of authorizing the Company to issue, at the Company’s election, the maximum amount of shares of Common Stock upon conversion of the Buyer Notes, the approval of an amendment to the Company’s Certificate of Incorporation to increase the amount of authorized shares of Common Stock in an amount sufficient to permit the issuance of the Common Stock upon conversion of all Buyers Notes and approve any other matters related to the Acquisition. Each of the Voting Letters is substantially the same. The form of the Voting Letters is attached hereto as Exhibit 10.1. As a condition to the closing of the Acquisition, the Company expects to enter into a registration rights agreement with the holders of the Buyer Notes substantially in the form included as Exhibit B to the Stock Purchase Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company will provide certain demand registration rights to register the shares of Common Stock issuable upon conversion of the Buyer Notes on up to two registration statements on Form S-1 or an unlimited number of registration statements on Form S-3, subject to availability, and will also provide certain piggy back registration rights.

The foregoing descriptions of the Stock Purchase Agreement, the Buyer Notes, the Voting Letters, the Registration Rights Agreement, do not purport to be complete and are subject to, and qualified, in their entirety by, the full text of the Stock Purchase Agreement, which is attached hereto as Exhibit 2.1, the form of the Buyer Notes, which is included as Exhibit A to the Stock Purchase Agreement, the form of the Voting Letters, which is attached hereto as Exhibit 10.1, the Registration Rights Agreement, which is included as Exhibit B to the Stock Purchase Agreement, each of which is incorporated herein by reference.

In addition, Peter Kim, the Chief Executive Officer and founder of Hudson, will remain Chief Executive Officer of Hudson after the completion of the Acquisition. The Company and Hudson have entered into an employment agreement with Mr. Kim, which will only become effective upon completion of the Acquisition, and has a term of three years. Mr. Kim has also entered into a non-competition agreement with the Company and Hudson, which will only become effective upon completion of the Acquisition, pursuant to which Mr. Kim has agreed not to engage in, compete with or permit his name to be used by or in connection with any premium denim apparel business outside his role with Hudson, that is competitive to the Company, Hudson or their respective subsidiaries for a period of up to three years from the closing of the Acquisition.  At the closing of the Acquisition, the Company’s Board of Directors will also increase its size by one additional member and appoint Mr. Kim as a member.

Item 2.02. Results of Operations and Financial Condition.

On Jul 15, 2013, the Company held a conference call to discuss its earnings for the quarter ended May 31, 2013. A copy of the conference call transcript is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing or document.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of this Current Report on Form 8-K relating to the potential issuance of the Buyer Notes is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 of this Current Report on Form 8-K relating to the potential issuance of the shares of Common Stock to holders of the Buyer Notes upon the conversion of the Buyer Notes is incorporated herein by reference. The issuance of such shares upon the closing of the Acquisition will be exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 4(a)(2) thereof because such issuance does not involve a public offering.

Item 8.01 Other Events.

A copy of the Company’s press release, dated July 15, 2013, is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1

Stock Purchase Agreement, dated as of July 15, 2013, by and among Joe’s Jeans Inc., Hudson Clothing Holdings, Inc., Fireman Capital CPF Hudson Co-Invest LP, Peter Kim, Paul Cardenas, Tony Chu, and certain optionholders of Hudson Clothing Holdings, Inc. named therein.*

4.1	Form of Buyer Notes (incorporated by reference to Exhibit A to the Stock Purchase Agreement, attached hereto as Exhibit 2.1)
10.1	Form of Voting Letters.
10.2	Registration Rights Agreement (incorporated by reference to Exhibit B to the Stock Purchase Agreement, attached hereto as Exhibit 2.1)
99.1	Earnings Call Transcript dated July 15, 2013
99.2	Joe’s Jeans Inc. press release dated July 15, 2013.

*                 Exhibits and schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any such exhibit or schedule, or any section thereof, to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. The matters discussed in this Current Report on Form 8-K involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. All statements in this Current Report on Form 8-K that are not purely historical facts are forward-looking statements, including statements containing the words “intend,” “believe,” “estimate,” “project,” “expect” or similar expressions. Any forward-looking statement inherently involves risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to: the parties’ ability to close the acquisition of Hudson Clothing Holdings, Inc., or Hudson, including obtaining financing to fully fund the acquisition and satisfying the conditions in the stock purchase agreement, including the receipt and terms and conditions of any required governmental of the proposed acquisition that could reduce anticipated benefits or cause the parties to abandon the acquisition, the diversion of management’s time and attention from the Company’s ongoing business during this time period, the impact of the acquisition on the Company’s stock price, the anticipated benefits of the acquisition on the Company’s financial results, business performance and product offerings, the Company’s ability to successfully integrate Hudson’s businesses and realize cost savings and any other synergies, the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect, continued acceptance of the Company’s product, product demand, competition, capital adequacy, general economic conditions and the potential inability to raise additional capital if required, the risk that the Company will be unsuccessful in gauging fashion trends and changing customer preferences; the risk that changes in general economic conditions, consumer confidence, or consumer spending patterns will have a negative impact on the Company’s financial performance; the highly competitive nature of the Company’s business in the United States and internationally and its dependence on consumer spending patterns, which are influenced by numerous other factors; the Company’s ability to respond to the business environment and fashion trends; continued acceptance of the Joe’s® brand in the marketplace; and the risk factors contained in the Company’s reports filed with the Securities and Exchange Commission, or SEC, pursuant to the Securities Exchange Act of 1934, as amended, or Exchange Act, including the Company’s Annual Report on Form 10-K for the year ended November 30, 2012, or Annual Report, and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended May 31, 2013.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  The Company’s future results, performance or achievements could differ materially from those expressed or implied in these forward-looking statements.  The Company does not undertake any obligation to publicly revise these forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. and other risks.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Joe’s Jeans Inc.

July 19, 2013	By:	/s/ Marc Crossman
Name: Marc Crossman
Title: President, Chief Executive Officer, and Director

EXHIBIT INDEX

Exhibit No.	Description

2.1

Stock Purchase Agreement, dated as of July 15, 2013, by and among Joe’s Jeans Inc., Hudson Clothing Holdings, Inc., Fireman Capital CPF Hudson Co-Invest LP, Peter Kim, Paul Cardenas, Tony Chu, and certain optionholders of Hudson Clothing Holdings, Inc. named therein.*

4.1	Form of Buyer Notes (incorporated by reference to Exhibit A to the Stock Purchase Agreement, attached hereto as Exhibit 2.1)
10.1	Form of Voting Letters.
10.2	Registration Rights Agreement (incorporated by reference to Exhibit B to the Stock Purchase Agreement, attached hereto as Exhibit 2.1)
99.1	Earnings Call Transcript dated July 15, 2013
99.2	Joe’s Jeans Inc. press release dated July 15, 2013.

*                 Exhibits and schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any such exhibit or schedule, or any section thereof, to the Securities and Exchange Commission upon request.